UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2005
 Date of Report (Date of earliest event reported):

CO Liquidation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32979	94-3392885
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

580 California Street,
Suite 526
San Francisco, CA   94104
(Address of principal executive offices including zip code)

(415) 283-3200
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 20, 2005, CO Liquidation, Inc. and its wholly-owned subsidiary COO Liquidation, Inc. (formerly Commerce One, Inc. and Commerce One Operations, Inc., and collectively, the "Company") filed a Debtors' Disclosure Statement and Plan of Reorganization (Dated May 20, 2005) (the "Plan") with the United States Bankruptcy Court for the Northern District of California (Lead Case Number 04-32820-DM-11). The Plan, which is subject to approval by our creditors and the bankruptcy court, provides for our liquidation and the distribution of our assets to our creditors and stockholders. Pursuant to an order dated May 24, 2005, the bankruptcy court has conditionally approved the disclosure statement as containing adequate information for soliciting approval by our creditors.

As of May 19, 2005, we had $14,410,379 cash on hand. In total, we currently expect to pay between approximately $6,796,318 and $8,623,841 in claims to our creditors, including certain amounts described below, depending upon our success in objecting to certain claims. These estimates do not include professional fees pertaining to the bankruptcy case, fees that will be owing to the Office of the United States Trustee while the bankruptcy case is pending, plus additional administrative claims and claims from rejection of executory contracts and unexpired leases that may be filed pursuant to the claims bar dates established by the bankruptcy court or the Plan. Upon satisfaction of, or reservation for, these claims, an initial distribution will be made pursuant to the Plan to our stockholders of record as of the record date set by the bankruptcy court (the "Record Date").

Through the Plan, we also expect to resolve certain claims against the Company. These include a previously disclosed claim of $26,190,960 relating to a lawsuit filed against us by Charles Mitelhaus, a former sales employee, which we agreed to settle for $1,000,000. The Mitelhaus settlement will be effective upon approval of the Plan. As part of the Plan, we also expect to pay ComVest Investment Partners II LLC and DCC Ventures, LLC an aggregate of $1,000,000 in connection with our previously disclosed debt to them. Pursuant to a compromise anticipated to be approved prior to the hearing on confirmation of the Plan, we also expect to pay $300,000 to Computer Horizons Corporation ("CHC"), and $55,000 to JGR Acquisition, Inc. in connection with our previously disclosed dispute over the sale of U.S. Patent Application Serial No. 10/128,985.

Based on our current estimate of which claims need to be satisfied plus the estimated cost of winding up our affairs, we estimate that our stockholders will receive between $0.09 and $0.15 per share. This estimate is based upon having 41,415,413 shares outstanding as of the Record Date. Upon confirmation of the Plan, our stockholders of record as of the Record Date are expected to receive: (i) an initial distribution per share in an amount to be determined following confirmation of the Plan, and (ii) the right to receive a subsequent distribution if any cash is remaining in the estate after the Company's affairs are wound down and all claims, professional fees and other expenses are paid. These are estimates only and the ultimate distribution to our stockholders may be higher or lower, or could amount to nothing at all, based upon a number of factors, including the amount of claims, the costs of winding-up our affairs and other contingencies.

Immediately following the Record Date, the stock transfer ledgers of the Company will be closed, and there shall be no further transfers made or processed in the holders of record of the Company's common stock. The Plan provides for the commencement of the dissolution process as of the "Effective Date" of the Plan.

A confirmation hearing to consider the Plan is scheduled to be held by the bankruptcy court on July 25, 2005 at 1:30 pm PT. The initial distributions under the Plan are expected to be made approximately 60 days after the Plan is confirmed, assuming there are no objections or appeals.

The description above is qualified in its entirety by the full text of the Debtors' Disclosure Statement and Plan of Reorganization, along with all exhibits thereto, a copy of which is attached to this Form 8-K as Exhibit 2.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed as a part of this report:

Exhibit No.	Description
2.1	Debtors' Disclosure Statement and Plan of Reorganization, dated May 20, 2005

Forward Looking Statements

This current report on Form 8-K includes forward-looking statements within the meaning of the securities laws. These forward-looking statements include statements concerning which claims are to be paid, the amount of such claims, the existence and amount of cash to distribute to stockholders, the potential for a subsequent distribution to stockholders, the costs of winding-up the Company's affairs, the closing of the Company's stock transfer ledger, the timing of the bankruptcy court hearing and the timing of distributions to stockholders and creditors. These statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These factors include, but are not limited to, the following: the potential for the bankruptcy court to modify the determination of which creditors are to be paid and in what amounts, the potential that our creditors and/or the bankruptcy court will reject the Plan, the possibility that we will not reach final settlements with Mr. Mitelhaus or CHC, the potential for the costs of winding-up to be higher than anticipated, the potential for the winding-up process to take longer than anticipated and other external factors, including economic, political and other global conditions; and various other risks including, without limitation, those discussed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2003 and our quarterly report on Form 10-Q for the quarter ended June 30, 2004 and subsequent current reports on Form 8-K. The information provided in this current report on Form 8-K is current as of the date of its publication. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CO LIQUIDATION, INC.

/s/ Peter Seidenberg
Peter Seidenberg
Senior Vice President and Chief Financial Officer

Date: May 25, 2005

INDEX OF EXHIBITS

Exhibit No.	Description
2.1	Debtors' Disclosure Statement and Plan of Reorganization, dated May 20, 2005